UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026 (April 13, 2026)

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33117	41-2116508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1351 Holiday Square Blvd.
Covington, LA 70433
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (985) 335-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	GSAT	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 13, 2026, Globalstar, Inc. (“Globalstar” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Amazon.com, Inc., a Delaware corporation (“Amazon” or “Parent”), Grapefruit Acquisition Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Acquisition Sub I”), and Grapefruit Acquisition Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent (“Acquisition Sub II” and, together with Parent and Acquisition Sub I, the “Buyer Parties”), pursuant to which, among other things, (a) Acquisition Sub I will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a direct wholly owned subsidiary of Parent (the “Surviving Corporation”), and (b) immediately following the First Merger, the Surviving Corporation will merge with and into Acquisition Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Acquisition Sub II surviving the Second Merger as a direct wholly owned subsidiary of Parent (the “Surviving Entity”). The parties intend that the transaction qualify as a reorganization under Section 368(a) of the Code. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined have the meaning set forth in the Merger Agreement.

Globalstar Approvals

The Company’s standing Strategic Review Committee (the “SRC”) and a subcommittee (the “Company Special Committee”) of independent and disinterested members of the SRC have each unanimously (a) approved and declared advisable the Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, (b) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, (c) recommended that the Company’s board of directors (the “Company Board”) (i) approve and declare advisable the Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, and (ii) determine that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders and (d) recommended that the Company Board (i) direct that the Merger Agreement be submitted to the Company’s stockholders for their adoption and (ii) resolve, subject to the terms and conditions of the Merger Agreement, to recommend that the Company’s stockholders adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Mergers. Thereafter, the Company Board unanimously (a) authorized the execution and delivery of the Merger Agreement, and approved and declared advisable the Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, (b) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, (c) directed that the Merger Agreement be submitted to the Company’s stockholders for their adoption and (d) subject to the terms and conditions of the Merger Agreement, recommended that the Company’s stockholders adopt the Merger Agreement and approve the transactions contemplated thereby, including the Mergers.

Following the execution of the Merger Agreement, on April 13, 2026, Thermo Funding II, LLC and certain other affiliated entities (collectively, “Thermo”), who collectively hold approximately 57.6% of the issued and outstanding shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”), executed and delivered to the Company a written consent (the “Written Consent”) adopting the Merger Agreement and approving the transactions contemplated thereby, including the Mergers. As a result of the execution and delivery of the Written Consent, the holders of at least a majority of the outstanding shares of Company Common Stock with the right to vote thereon have adopted and approved the Merger Agreement. The delivery of the Written Consent constitutes all required approvals of the Company’s stockholders under the Company’s organizational documents, Delaware law and the Merger Agreement necessary to consummate the Mergers. No further approval of the Company’s stockholders is required or will be sought.

No approval of the stockholders of Parent is required in connection with the Mergers.

Merger Consideration

At the First Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the First Effective Time (other than shares of Company Common Stock that are owned by the Company or any of its subsidiaries or the Buyer Parties or any of their respective wholly owned subsidiaries (such shares, the “Canceled Shares”)) will be canceled and will cease to exist, and automatically be converted into the right to receive, at the election of the holder thereof in accordance with, and subject to the terms, conditions and procedures set forth in the Merger Agreement, including the adjustments described below, the following consideration (collectively with, if applicable, cash in lieu of fractional shares, the “Merger Consideration”):

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for each share of Company Common Stock and each Warrant Notional Common Share with respect to which an election to receive Merger Consideration in the form of cash (a “Cash Election”) has been properly made in accordance with the procedures set forth in the Merger Agreement (collectively, the “Cash Election Shares”), an amount in cash equal to (x) $90.00 minus (y) the Per Share Adjustment Amount (if any) (the “Per Share Cash Consideration”), without interest (the “Cash Consideration”);

•
for each share of Company Common Stock and each Warrant Notional Common Share with respect to which an election to receive Merger Consideration in the form of shares of common stock, par value $0.01 per share, of Parent (the “Parent Common Stock” and, such election, a “Stock Election”) has been properly made in accordance with the procedures set forth in the Merger Agreement (collectively, the “Stock Election Shares”), a number of validly issued, fully paid and nonassessable shares of Parent Common Stock equal to the Exchange Ratio (the “Stock Consideration”); and

•
for each share of Company Common Stock and each Warrant Notional Common Share, other than shares as to which a Cash Election or a Stock Election has been properly made in accordance with the procedures set forth in the Merger Agreement (collectively, the “No Election Shares”), the right to receive the Stock Consideration.

Pursuant to the Merger Agreement, the Exchange Ratio is determined as follows:

•
if the volume weighted average price of the Parent Common Stock over the twenty (20) consecutive trading day period that ends on (and includes) the second trading day immediately prior to the Closing Date (the “Parent Measurement Price”) is less than $280.38, the Exchange Ratio will be (x) 0.3210 minus (y) the quotient of the Per Share Adjustment Amount (if any) divided by the Parent Measurement Price; or

•
if the Parent Measurement Price is greater than $280.38, the Exchange Ratio will be the quotient of (a) (i) $90.00 minus (ii) the Per Share Adjustment Amount (if any) divided by (b) the Parent Measurement Price.

Pursuant to the Merger Agreement and a letter agreement entered into by the Company with Apple Inc. (“Customer”), the “Per Share Adjustment Amount” will be an amount equal to the quotient of (a) the aggregate amount payable by the Company to Customer, if any, immediately following the completion of the Mergers in the event the Company does not achieve certain operational milestones, which amount is capped at a maximum of $110 million, divided by (b) aggregate number of shares of Company Common Stock to be converted into the right to receive Merger Consideration.

In addition, pursuant to the Merger Agreement, the Merger Consideration to be paid to holders of Cash Election Shares is subject to automatic proration adjustment such that the maximum number of shares of Company Common Stock eligible to be converted into the right to receive the Cash Consideration pursuant to the Merger Agreement is equal to forty percent (40%) of the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the First Effective Time (other than Canceled Shares) (the “Maximum Cash Share Number”). If the aggregate number of shares of Company Common Stock (including, for the avoidance of doubt, Warrant Notional Common Shares) with respect to which Cash Elections have been made (the “Cash Election Number”) equals or exceeds the Maximum Cash Share Number, then (a) all Stock Election Shares and No Election Shares shall be converted into the right to receive the Stock Consideration and (b) Cash Election Shares of each holder thereof will be converted into the right to receive the Cash Consideration in respect of that number of Cash Election Shares equal to the product obtained by multiplying (i) the number of Cash Election Shares held by such holder by (ii) a fraction, the numerator of which is the Maximum Cash Share Number and the denominator of which is the Cash Election Number, with the remaining number of such holder’s Cash Election Shares being converted into the right to receive the Stock Consideration.

An election form, including a letter of transmittal and related instructions, will be initially made available not less than twenty (20) Business Days prior to the anticipated Election Deadline (or on such other date as Parent and the Company mutually agree). The “Election Deadline” will be 5:00 p.m. (New York City time) on the date three (3) Business Days prior to the closing of the Mergers (or such other time and date as Parent and the Company shall mutually agree). Each election form will permit such holder to specify the number of shares of Company Common Stock or Warrant Notional Common Shares with respect to which such holder makes a Cash Election or Stock Election.

Each Canceled Share will be canceled and retired and will cease to exist as issued or outstanding shares, and no consideration or payment will be delivered in exchange therefor.

At the Second Effective Time, by virtue of the Second Merger and without any action on the part of any of the parties, the Surviving Corporation or the equityholders thereof, (a) each share of common stock of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time will be automatically canceled and retired and cease to exist without any conversion or payment therefor and (b) all of the issued and outstanding limited liability company interests of Acquisition Sub II will remain issued and outstanding and will constitute the only issued or outstanding ownership interests of the Surviving Entity immediately following the Second Effective Time.

The shares of Parent Common Stock to be issued in connection with the First Merger will be listed on The Nasdaq Stock Market LLC (“Nasdaq”). No fractional shares of Parent Common Stock will be issued in the Mergers, and holders of Company Common Stock otherwise entitled to receive a fractional share of Parent Common Stock will receive a cash payment, without interest, in lieu thereof, as specified in the Merger Agreement.

If the First Merger is consummated, the Company’s securities will be de-listed from Nasdaq and de-registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as practicable following the First Effective Time.

As promptly as reasonably practicable following the date of the Merger Agreement (and in any event within forty-five (45) Business Days thereafter, unless otherwise extended by Parent and the Company), Parent and the Company will cooperate to prepare and cause to be filed with the U.S. Securities and Exchange Commission (the “SEC”) (a) an information statement concerning the Mergers, the Written Consent and the other transactions contemplated by the Merger Agreement and (b) in connection with the Share Issuance by Parent, a registration statement on Form S-4, to be filed by Parent (the “Registration Statement”), in which the Information Statement will be included as a prospectus.

Treatment of Company Equity Awards

The Merger Agreement also provides that, at the First Effective Time, by virtue of the Merger:

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each option to purchase shares of Company Common Stock (each, a “Company Option”) that is outstanding immediately prior to the First Effective Time and that (a) is vested or that, solely by virtue of the occurrence of the Closing will vest pursuant to its terms or (b) was granted to a non-employee member of the Company Board (together, a “Company Vested Option”) will be canceled and will entitle the holder to receive an amount of cash, without interest, equal to the product of (a) the amount by which (i) the sum of (x) the product of (1) the Per Share Cash Consideration and (2) a fraction, the numerator of which is the number of shares of Company Common Stock converted into the right to receive Cash Consideration and the denominator of which is the aggregate number of shares of Company Common Stock converted into the right to receive the Merger Consideration at the First Effective Time plus (y) the product of (1) the Exchange Ratio, (2) the Parent Measurement Price and (3) a fraction, the numerator of which is the aggregate number of Stock Election Shares and No Election Shares and the denominator of which is the aggregate number of shares of Company Common Stock to be converted into the right to receive the Merger Consideration at the First Effective Time (such sum, the “Per Share Value”) exceeds (ii) the applicable exercise price per share of Company Common Stock subject to such Company Vested Option and (b) the aggregate number of shares of Company Common Stock underlying such Company Vested Option, subject to applicable withholdings;

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each Company Option that is outstanding immediately prior to the First Effective Time and that is not a Company Vested Option (a “Company Unvested Option”) with an exercise price per share of Company Common Stock underlying such Company Unvested Option that is less than the Per Share Value will cease to represent a Company Unvested Option and will be converted into the contingent right to receive an amount in cash equal to the product of (a) the amount by which the Per Share Value exceeds the exercise price per share of such Company Unvested Option and (b) the aggregate number of shares subject to such Company Unvested Option as of immediately prior to the First Effective Time, subject to the same vesting and other terms and conditions as were applicable to such Company Unvested Option immediately prior to the First Effective Time;

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each Company Option with an exercise price per share of Company Common Stock underlying such Company Option that is equal to or greater than the Per Share Value will be canceled without the payment of consideration;

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each award of shares of Company Common Stock subject to vesting conditions (“Company Restricted Stock”) that is outstanding immediately prior to the First Effective Time and that (a) solely by virtue of the occurrence of the Closing, will vest pursuant to its terms or (b) was granted to a non-employee member of the Company Board (together, “Company Vested Restricted Stock”) will be canceled and will entitle the holder to receive an amount of cash, without interest, equal to the product of (a) the total number of shares of Company Restricted Stock subject to such award immediately prior to the First Effective Time and (b) the Per Share Value, subject to applicable withholdings;

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each award of Company Restricted Stock that is outstanding immediately prior to the First Effective Time and that is not an award of Company Vested Restricted Stock (the “Company Unvested Restricted Stock”) will cease to represent an award of Company Unvested Restricted Stock and will be converted into the contingent right to receive an amount of cash, subject to the same vesting, forfeiture and other terms and conditions as were applicable to such award of Company Unvested Restricted Stock immediately prior to the First Effective Time, equal to the product of (a) the number of shares of Company Common Stock subject to such award of Company Unvested Restricted Stock immediately prior to the First Effective Time and (b) the Per Share Value;

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each award of restricted stock units that is subject to performance-based vesting conditions (“Company Performance Restricted Stock Units”) that is outstanding immediately prior to the First Effective Time will be canceled and will entitle the holder to receive an amount in cash, without interest, equal to the product of (a) the total number of shares of Company Common Stock subject to such Company Performance Restricted Stock Unit immediately prior to the First Effective Time (with achievement of any applicable performance metrics determined as set forth in the applicable award agreement underlying such grant of Company Performance Restricted Stock Units as measured at the First Effective Time) and (b) the Per Share Value, payable in accordance with the vesting and payment schedule of the Company Performance Restricted Stock Units, subject to applicable withholdings, and any Company Performance Restricted Stock Units for which performance is not achieved will be canceled without the payment of consideration;

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each award of restricted stock units other than any Company Performance Restricted Stock Units (“Company Restricted Stock Units”) that is outstanding immediately prior to the First Effective Time and that is vested in accordance with its terms or that, solely by virtue of the occurrence of the Closing will vest pursuant to its terms (together, “Company Vested Restricted Stock Units”) will be canceled and will entitle the holder to receive an amount in cash, without interest, equal to the product of (a) the total number of shares of Company Common Stock subject to such Company Vested Restricted Stock Unit immediately prior to the First Effective Time and (b) the Per Share Value, subject to applicable withholdings; and

•
each award of Company Restricted Stock Units that is outstanding immediately prior to the First Effective Time and that is not an award of Company Vested Restricted Stock Units (the “Company Unvested Restricted Stock Units”) will cease to represent an award of Company Unvested Restricted Stock Units and will be converted into the contingent right to receive an amount of cash, subject to the same vesting and other terms and conditions as were applicable to such Company Unvested Restricted Stock Units immediately prior to the First Effective Time, equal to the product of (a) the number of shares of Company Common Stock subject to such award of Company Unvested Restricted Stock Units immediately prior to the First Effective Time and (b) the Per Share Value.

Warrants; Preferred Stock

In connection with the Merger Agreement, the Company also agreed to amend each Company Warrant to provide that, immediately prior to the First Effective Time, each Company Warrant that is vested and unexercised as of immediately prior to the First Effective Time will be exercised on a “cashless basis,” and the shares of Company Common Stock issued as a result of such exercise will be converted into the right to receive the Merger Consideration in accordance with the procedures described above. In addition, pursuant to the amendment of the Company Warrant with Customer, Customer has the right to exercise its Company Warrants on a “cashless basis” at any time prior to the Election Deadline.

Immediately following the First Effective Time, each share of Perpetual Preferred Stock, Series A, $0.0001 par value per share, of the Company (the “Company Preferred Stock”) outstanding will be converted into the right to receive a liquidating distribution in the initial amount of the liquidation preference of $1,000 per share in cash, as increased by accrued dividends, pursuant to the certificate of designation with respect to the Company Preferred Stock. Following the receipt by each holder of Company Preferred Stock of its liquidating distribution, the Company Preferred Stock will no longer be outstanding and all rights of the holders thereof will terminate.

Conditions to the Mergers

The consummation of the Mergers is subject to certain closing conditions set forth in the Merger Agreement, including, but not limited to: (a) the Company receiving the Requisite Stockholder Approval (which has been satisfied through the delivery of the Written Consent, as described above), (b) the expiration or termination of any waiting periods applicable to the consummation of the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and the clearance or approval under certain specified antitrust, foreign investment and satellite and telecommunications laws, (c) the absence of any law or order that prevents, makes illegal or enjoins the consummation of the Mergers, (d) at least twenty (20) calendar days having elapsed since the Company’s mailing to the Company’s stockholders of the Information Statement, (e) the Registration Statement becoming effective under the Securities Act of 1933, as amended (the “Securities Act”), (f) the absence of a Company Material Adverse Effect or a Parent Material Adverse Effect and (g) the achievement by the Company of certain HIBLEO-4 satellite milestones.

No-Solicitation

From the date of the Merger Agreement until the earlier to occur of the First Effective Time and the termination of the Merger Agreement, the Company will be subject to customary restrictions on its ability to (a) solicit any proposal that constitutes, or would reasonably be expected to lead to, an alternative acquisition proposal or (b) subject to limited exceptions prior to the receipt of the Written Consent, engage in any discussions with, or provide any non-public information to, any person relating to a Competing Proposal or any inquiry that constitutes, or would reasonably be expected to lead to, a Competing Proposal.

Regulatory Efforts

The parties agreed to use their respective reasonable best efforts to consummate and make effective the Mergers, including by causing the conditions to the Mergers to be satisfied, which includes using reasonable best efforts to (a) obtain all necessary regulatory consents and make all necessary registrations and filings, (b) obtain all other necessary consents or waivers from third parties and (c) defend any lawsuits or other legal proceedings challenging the Merger Agreement or the consummation of the Mergers. In connection with their reasonable best efforts, each party is required to take steps necessary to obtain clearances under any antitrust, foreign investment and satellite and telecommunications law required to consummate the Mergers, except that Parent is not required to agree to certain remedies or restrictions to obtain such clearances as set forth in the Merger Agreement.

Termination

The Merger Agreement contains certain customary termination rights for the Company, on the one hand, and Parent, on the other hand, including that, subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Mergers are not consummated by 11:59 p.m. (New York City time), on April 13, 2027, which date may be extended to October 13, 2027 and again to April 13, 2028 if, as of such date, certain conditions relating to clearances under antitrust, foreign investment and satellite and telecommunications laws or, with respect to the first extension, the achievement by the Company of certain HIBLEO-4 satellite operational milestones have not been satisfied or waived.

Upon delivery of the Written Consent (which was delivered as described above), (a) the Company Board ceased to have the ability to terminate the Merger Agreement to enter into a definitive agreement providing for an alternative acquisition and (b) Parent ceased to have the ability to terminate the Merger Agreement upon any change in recommendation by the Company Board to the Company’s stockholders.

Termination Fees

The Company will be required to pay Parent a termination fee of $419,832,000.00 under certain circumstances, including if (a) the Merger Agreement is terminated by Parent as a result of a breach of the Merger Agreement by the Company, (b) prior to such termination, a bona fide alternative acquisition proposal has been made and (c) within twelve months after the date of such termination, the Company enters into or consummates an alternative acquisition transaction.

In addition, Parent will be required to pay the Company a termination fee of $592,071,000.00 under certain circumstances, including if the Merger Agreement is terminated because certain required clearances under any antitrust, foreign investment or satellite and telecommunications laws have not been obtained.

Other Terms of the Merger Agreement

The Company also made customary representations and warranties in the Merger Agreement and agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries prior to the consummation of the First Merger. The Merger Agreement also provides that the Company, on the one hand, or the Buyer Parties, on the other hand, may specifically enforce the obligations under the Merger Agreement, including the obligation to consummate the Mergers if the conditions set forth in the Merger Agreement are satisfied. The obligations of the parties to consummate the Mergers are not subject to any financing condition or the receipt of any financing by the Buyer Parties.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is only a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 and is incorporated by reference herein. The Merger Agreement has been filed as an exhibit to provide stockholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Parent, Acquisition Sub I, Acquisition Sub II or their respective Subsidiaries or Affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Stockholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective Subsidiaries or Affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent, Acquisition Sub I, Acquisition Sub II and their respective Subsidiaries or Affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the Information Statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the SEC.

Sale of Interests in Globalstar Licensee LLC

In connection with the Merger Agreement, Globalstar Licensee LLC, a Delaware limited liability company and a subsidiary of the Company, Acquisition Sub II and Customer agreed that, immediately upon the consummation of the Second Merger, Acquisition Sub II will acquire all of Customer’s interests in Globalstar Licensee LLC.

Support Agreement

Also on April 13, 2026, in connection with the Company’s execution of the Merger Agreement, Thermo entered into a Stockholder Support Agreement (the “Support Agreement”) with Parent, pursuant to which Thermo agreed, among other things, to (a) as promptly as practicable following the execution of the Merger Agreement and, in any event, by no later than twenty-four (24) hours after the execution and delivery of the Merger Agreement, deliver the Written Consent and (b) certain restrictions on transferring its shares of Company Common Stock, subject to customary exceptions.

Following the execution of the Merger Agreement, on April 13, 2026, Thermo executed and delivered to the Company the Written Consent adopting the Merger Agreement and approving the transactions contemplated thereby, including the Mergers.

Amendment to 2024 Prepayment Agreement

As previously disclosed, the Company is party to a terms agreement (as amended, the “Terms Agreement”) with Customer, which Terms Agreement contains terms and conditions governing the development, launch and operation of Satellite Services (as defined in the Terms Agreement). In connection with the Terms Agreement, the Company and Customer previously entered into the 2024 Prepayment Agreement on November 5, 2024, pursuant to which, among other things, Customer agreed to make prepayments to the Company as payment in advance for the purchase of Services (as defined in the Terms Agreement).

On April 13, 2026, the Company and Customer entered into an amendment to the 2024 Prepayment Agreement (the “Amendment to 2024 Prepayment Agreement”), pursuant to which the parties increased the maximum amount of the High Power Infrastructure Prepayment Balance (as defined in the 2024 Prepayment Agreement) by approximately $468 million to an aggregate maximum amount of approximately $1.58 billion.

The foregoing description of the Amendment to 2024 Prepayment Agreement and the transactions contemplated thereby is only a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Amendment to 2024 Prepayment Agreement, which is filed as Exhibit 10.1 and is incorporated by reference herein.

Amendment to Statement of Work

In connection with the Terms Agreement, the Company and Customer Parent previously entered into a statement of work, dated as of November 5, 2024 (as amended, the “SOW”), pursuant to which, among other things, the Company agreed to provide certain satellite services to Customer Parent and Customer in accordance with the Terms Agreement.

On April 13, 2026, the Company and Customer Parent entered into an amendment to the SOW (the “Amendment to SOW”), pursuant to which the parties amended certain service milestones.

The foregoing description of the Amendment to SOW and the transactions contemplated thereby is only a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Amendment to SOW, which is filed as Exhibit 10.2 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.03 with respect to the 2024 Prepayment Agreement in the Current Report on Form 8-K filed with the SEC on November 1, 2024 (File No. 001-33117), as modified by the information set forth in Item 1.01 above with respect to the Amendment to 2024 Prepayment Agreement, is incorporated in this Item 2.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On April 14, 2026, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In connection with the announcement of the Merger Agreement, the Company intends to provide supplemental information regarding the transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information provided in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 of this Current Report in Item 9.01, is “furnished” pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, those statements related to the proposed transactions, including financial estimates and statements as to the expected timing, completion, and effects of the proposed transactions. These forward-looking statements are generally identified by the words “believe,” “project,” “might,” “could,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words.

Any statements about Amazon, Globalstar or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These forward-looking statements, including statements regarding the proposed transactions, are based on Amazon’s and Globalstar’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those expressed or implied by such forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. There is no assurance that these future events will occur as anticipated or that our results, estimates, or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Amazon’s and Globalstar’s control.

Important factors, risks, and uncertainties that could cause actual results to differ materially from such plans, estimates, or expectations include but are not limited to: (i) the ability to complete the proposed transactions on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed transactions; (ii) potential litigation relating to the proposed transactions, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transactions (such as the ability of certain customers of Globalstar to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amazon’s and/or Globalstar’s business, including current plans and operations, during the pendency, and following the completion of, the proposed transactions; (iv) the ability of  Globalstar to retain and hire key personnel; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transactions; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (vii) legislative, regulatory, and economic developments;  (viii) contractual provisions that may impact Amazon’s and/or Globalstar’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed transactions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities, or public health issues, as well as management’s response to any of the aforementioned factors; (x) the impact of inflation, tariffs, rising interest rates, and global conflicts, including disruptions in economies as a result of ongoing or future geopolitical conflicts and trade disputes;  (xi) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transactions, including in circumstances requiring Globalstar to pay a termination fee to Amazon; (xii) fluctuations in Amazon’s and/or Globalstar’s stock price, including the risk that the price of Amazon’s common stock payable as merger consideration may decline prior to or following the completion of the proposed transactions or the risk that Globalstar’s stock price may decline if the proposed transactions are not consummated; (xiii) liabilities that are not known, probable, or estimable at this time or unexpected costs, charges, or expenses;  (xiv) potential challenges in the development, production, delivery, support, and performance of satellite-based connectivity services and products, including with respect to the combined company’s commercial relationship with certain customers, as well as other current and prospective business relationships, after the completion of the proposed transactions; (xv) those risks and uncertainties found in Amazon’s and Globalstar’s respective filings with the SEC, including the risk factors discussed in Amazon’s and Globalstar’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xvi) those risks that will be described in the registration statement on Form S-4 that will include as a prospectus an information statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks related to the proposed transactions, will be more fully discussed in the registration statement on Form S-4 that will include as a prospectus an information statement that will be filed with the SEC in connection with the proposed transactions. There can be no assurance that the proposed transactions will be completed, or if completed, that they will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances, or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us or the transactions.

Important Additional Information and Where to Find It

This communication is being made in connection with the proposed transactions. Globalstar and Amazon plan to file relevant materials with the SEC, including, among other filings, a Globalstar information statement on Schedule 14C for its stockholders with respect to the proposed transactions (which definitive information statement will be mailed to stockholders of Globalstar) and an Amazon registration statement on Form S-4 in connection with the proposed issuance of shares of Amazon common stock pursuant to the proposed transactions, in which the information statement will be included as a prospectus (and which will be mailed to stockholders of Globalstar after the registration statement is declared effective by the SEC).

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

INVESTORS AND STOCKHOLDERS OF GLOBALSTAR AND AMAZON ARE URGED TO READ THE INFORMATION STATEMENT AND REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

This communication is not a substitute for the information statement, registration statement, or any other document that Globalstar or Amazon may file with the SEC and send to stockholders in connection with the proposed transactions. Investors and stockholders will be able to obtain free copies of the information statement and registration statement (when available), and other documents filed with the SEC by Globalstar or Amazon, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Globalstar will be available free of charge on Globalstar’s website at https://investors.globalstar.com/financial-information/sec-filings. Copies of the documents filed with the SEC by Amazon will be available free of charge on Amazon’s website at https://ir.aboutamazon.com/sec-filings.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of April 13, 2026, by and among Amazon.com, Inc., Globalstar, Inc., Grapefruit Acquisition Sub I, Inc. and Grapefruit Acquisition Sub II, LLC.*
10.1	Amendment to 2024 Prepayment Agreement, dated as of April 13, 2026, by and between Globalstar, Inc. and Customer.**
10.2	Amendment No. 2 to Statement of Work, dated as of April 13, 2026, by and between Globalstar, Inc. and Customer Parent.**
99.1	Joint Press Release issued by Amazon.com, Inc. and Globalstar, Inc., dated April 14, 2026 (furnished herewith).
99.2	Investor Presentation (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and Item 601(b)(2). The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon its request.
** Portions of the exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

	By:	/s/ Rebecca S. Clary
Rebecca S. Clary
Chief Financial Officer

Date: April 14, 2026